Exhibit 10.87

AMENDMENT TO LICENSE AGREEMENT

This Amendment (the “Amendment”) is made and entered into as of October 31, 2004 to the License Agreement (the “Agreement”) made and entered into as of August 1, 2003, as amended as of December 1, 2003 and May 4, 2004, by and between Senetek PLC, an English corporation with its corporate headquarters located at 620 Airpark Road, Napa, California 94558 (“Senetek”), and Valeant Pharmaceuticals International, a Delaware corporation with its corporate headquarters located at 3300 Hyland Avenue, Costa Mesa, California 92626 (“Licensee”). Capitalized terms used herein and not otherwise defined are used with the meanings ascribed to them in the Agreement.

In consideration of the mutual promises, covenants, and conditions set forth below, the parties agree as follows:

1. Minimum Payments. Section 3.12 of the Agreement is hereby amended to read in its entirety as follows:

“3.12 Minimum Payments. To maintain the Exclusivity Right with respect to Canada and the United States of America, during the second Contract Year Licensee’s payments of Royalties due pursuant to Section 3.11 and Base Price due pursuant to Section 3.1 (collectively, “Payments”) shall be not less than *** and to maintain the Exclusivity Right with respect to the European Union and Australia, during the second Contract Year Licensee’s Payments shall be not less than *** (collectively, the “Minimum Payments”), provided however that if Licensee makes Payments during the second Contract Year with respect to Products sold in all territories equal to or exceeding ***, it shall maintain the Exclusivity Right in the United States of America, Canada, the European Union, and Australia, and if Licensee makes Payments with respect to Products sold in all territories equal to or exceeding *** but less than *** it shall maintain the Exclusivity Right in the United States of America and Canada.

2. Adjustments to Minimum Payments. Section 3.13 of the Agreement is hereby amended to read in its entirety as follows:

“3.13 Adjustments to Minimum Payments.

(i) Within sixty (60) days after the end of the second and each subsequent Contract Year, Senetek and Licensee shall negotiate in good faith with respect to the Minimum Payments to be required for the next Contract Year in order to maintain the Exclusivity Right in Canada and the United States of America, provided that if the parties fail to reach agreement with respect thereto by the end of the first Calendar Quarter of such next Contract Year, then the Minimum Payments applicable to such next Contract Year in order to maintain the Exclusivity Right in Canada and the United States of America shall be equal to the Minimum Payments applicable to the Contract Year just completed.

(ii) Within sixty (60) days after the end of the second and each subsequent Contract Year, Senetek and Licensee shall negotiate in good faith with respect to the Minimum Payments to be required for the next Contract Year in order to maintain the Exclusivity Right in the European Union and Australia, provided that if the parties fail to reach agreement with respect thereto by the end of the first Calendar Quarter of such next Contract Year, then the Minimum Payments applicable to such next Contract Year in order to maintain the Exclusivity Right in the European Union and Australia shall be equal to the Minimum Payments applicable to the Contract Year just completed.

Notwithstanding the foregoing, after such time as the aggregate Royalties payable pursuant to clause (A) of Section 3.1l(ii) at the rate of *** total *** and the

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royalty rate is increased to ***, the Minimum Payment to maintain the Exclusivity Right in the United States of America and Canada shall be *** and the Minimum Payment to maintain the Exclusivity Right in the European Union and Australia shall remain *** (each subject to aggregation as described in the proviso to Section 3.12 above).”

3. No Further Amendments. Except as amended by this Amendment, the Agreement shall not be deemed to have been modified or affected hereby in any respect, and as amended hereby the Agreement shall remain in full force and effect according to its terms.

To evidence this Amendment, the parties have caused their duly authorized representatives to execute this Amendment as of the date first set forth above.

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	PRESIDENT

SENETEK PLC

By:	/s/ FRANK J. MASSINO
Name:	FRANK J. MASSINO
Title:	CEO

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